UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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☐           Preliminary Proxy Statement

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☒           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

PAN AMERICAN GOLDFIELDS LTD.
(Name of Registrant as Specified in Its Charter)

VORTEX CAPITAL GLOBAL PRECIOUS METALS FUND VORTEX CAPITAL ASSET MANAGEMENT LIMITED VORTEX CAPITAL LTD. BRUNO LE BARBER EMILIO ALVAREZ BALBIR BINDRA LAURENT DEYDIER WILLIAM R. MAJCHER
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VORTEX CAPITAL LTD.

June 11, 2013

Dear Fellow Stockholder:

Vortex Capital Ltd. (“Vortex”) and the other participants in this solicitation (collectively, the “Vortex Group” or “we”) are, based on information provided by the Company, the beneficial owners of an aggregate of 5,035,000 shares of Common Stock, par value $0.01 per share, of Pan American Goldfields Ltd., a Delaware corporation (the “Company”).  For the reasons set forth in the attached Proxy Statement, we do not believe the Board of Directors of the Company is acting in the best interests of its stockholders.  We are therefore seeking your support at the annual meeting of stockholders (the “Annual Meeting”) scheduled to be held on Monday, June 17, 2013, at 9:00 a.m., Pacific time, at the offices of DLA Piper LLP (US), 4365 Executive Drive, Suite 1100, San Diego, CA 92121, to:

1.
Elect the Vortex Group’s five director nominees to the Company’s Board of Directors in opposition to five of the Company’s nominees as follows: (i) Laurent Deydier to hold office until the Company’s 2014 Annual Meeting of stockholders; (ii) Balbir Bindra and William R. Majcher to hold office until the Company’s 2015 Annual Meeting of stockholders; and (iii) Emilio Alvarez and Bruno Le Barber to hold office until the Company’s 2016 annual meeting of stockholders or until their respective successors are elected and qualified;

2.	Ratify the appointment of Cowan, Gunteski & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014;

3.	Hold a non-binding advisory vote on the compensation of the Company’s named executive officers;

4.	Hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation;

5.	Transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the GREEN proxy card today.  The attached Proxy Statement and the GREEN proxy card are first being furnished to the stockholders on or about June 11, 2013.

If you have already voted a proxy card furnished by the Company’s management, you have every right to change your votes by signing, dating and returning a later dated proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Kingsdale Shareholder Services Inc., which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support, /s/ Bruno Le Barber Bruno Le Barber Vortex Capital Ltd.

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of the Vortex Group’s proxy materials, please contact Kingsdale Shareholder Services Inc. at the phone numbers or email listed below.

KINGSDALE SHAREHOLDER SERVICES INC.

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
Canada M5X 1E2

Call Toll-Free at: 1-866-228-2532 within North America
Call Collect at: 416-867-2272 outside North America
E-mail: contactus@kingsdaleshareholder.com
Facsimile:  416-867-2271
Toll Free Facsimile: 1-866-545-5580

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The attached Proxy Statement and GREEN proxy card are available at:
http://www.NewPanAmerican.com

ANNUAL MEETING OF STOCKHOLDERS
OF
PAN AMERICAN GOLDFIELDS LTD.
_________________________

PROXY STATEMENT
OF
VORTEX CAPITAL LTD.

_________________________

PLEASE SIGN, DATE AND RETURN THE GREEN PROXY CARD TODAY

Vortex Capital Ltd., a Hong Kong company (“Vortex”), Vortex Capital Global Precious Metals Fund, a Cayman Islands company (“Precious Metals Fund”), Vortex Capital Asset Management Limited, a Cayman Islands company (“Asset Management”), Bruno Le Barber, Emilio Alvarez, Balbir Bindra, Laurent Deydier and William R. Majcher (collectively, the “Vortex Group” or “we”) are significant stockholders of Pan American Goldfields Ltd., a Delaware corporation (the “Company”).  We are writing to seek your support for the election of our five director nominees to the board of directors of the Company (the “Board”) at the annual meeting of stockholders scheduled to be held on Monday, June 17, 2013, at 9:00 a.m., Pacific time, at the offices of DLA Piper LLP (US), 4365 Executive Drive, Suite 1100, San Diego, CA 92121 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).  This Proxy Statement and the GREEN proxy card are first being furnished to stockholders on or about June 11, 2013.

This Proxy Statement and the GREEN proxy card are being furnished to stockholders of the Company by the Vortex Group in connection with the solicitation of proxies from the Company’s stockholders to:

1.
Elect Emilio Alvarez, Balbir Bindra, Laurent Deydier, Bruno Le Barber and William R. Majcher (collectively, the “Nominees”) to the Board in opposition to five of the Company’s nominees as follows: (i) Laurent Deydier to hold office until the Company’s 2014 Annual Meeting of stockholders; (ii) Balbir Bindra and William R. Majcher to hold office until the Company’s 2015 Annual Meeting of stockholders; and (iii) Emilio Alvarez and Bruno Le Barber to hold office until the Company’s 2016 Annual Meeting of stockholders or until their respective successors are elected and qualified.

2.	Ratify the appointment of Cowan, Gunteski & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014;

3.	Hold a non-binding advisory vote on the compensation of the Company’s named executive officers;

4.	Hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation; and

5.	Transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as May 13, 2013 (the “Record Date”).  The mailing address of the principal executive offices of the Company is 570 Granville Street, Unit 1200, Vancouver, BC, V6C 3P1.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 96,507,801 shares of Common Stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote at the Annual Meeting.  As of the Record Date, based on information provided by the Company the Vortex Group owned an aggregate of 5,035,000 Shares, which represents approximately 5.2% of the Shares outstanding.  The Vortex Group intends to vote such Shares FOR the election of the Nominees, ABSTAIN on the ratification of the appointment of Cowan, Gunteski & Company, P.A., ABSTAIN with respect to the non-binding advisory vote on executive compensation and for future advisory votes on executive compensation to be held EVERY YEAR with respect to the vote on the frequency of the advisory vote on executive compensation.

THIS SOLICITATION IS BEING MADE BY THE VORTEX GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  THE VORTEX GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH THE VORTEX GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE VORTEX GROUP URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE GREEN PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.

ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE VORTEX GROUP, C/O KINGSDALE SHAREHOLDER SERVICES INC., WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our GREEN proxy card are available at:
http://www.NewPanAmerican.com

IMPORTANT

Your vote is important, no matter how many Shares you own.  We urge you to sign, date, and return the GREEN proxy card today to vote FOR the election of our Nominees.

•	If your Shares are registered in your own name, please sign and date the GREEN proxy card and return it to the Vortex Group c/o Kingsdale Shareholder Services Inc. at the email listed below today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.  Please contact Kingsdale Shareholder Services Inc. at the email listed below for information on how to vote your Shares if your Shares are held in a brokerage account or a bank.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously returned to us.  Remember, you can vote for our five independent Nominees only on our GREEN proxy card.  So please make certain that the latest dated proxy card you return is the GREEN proxy card.

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of the Vortex Group’s proxy materials, please contact Kingsdale Shareholder Services Inc. at the phone numbers or email listed below.

KINGSDALE SHAREHOLDER SERVICES INC.

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
Canada M5X 1E2

Call Toll-Free at: 1-866-228-2532 within North America
Call Collect at: 416-867-2272 outside North America
E-mail: contactus@kingsdaleshareholder.com
Facsimile:  416-867-2271
Toll Free Facsimile: 1-866-545-5580

BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

❖	Vortex made its initial investment in the Company in August 2010.

❖	In March 2011, Bruno Le Barber was appointed to the Board.

❖
On December 14, 2012, Emilio Alvarez brought an action in the Court of Chancery of the State of Delaware pursuant to 8 Del. C. § 211 to enforce his statutory right, as a stockholder of the Company, to compel the Company to hold an annual meeting of stockholders for the purpose of electing directors, which had not occurred since 2001.

❖	On March 1, 2013, the Court of Chancery of the State of Delaware issued an order that, among other things, set the date of the Annual Meeting as June 17, 2013.

❖
On March 19, 2013, Emilio Alvarez delivered a letter to the Company nominating Emilio Alvarez, Balbir Bindra, Laurent Deydier, Bruno Le Barber and William R. Majcher for election to the Board at the Annual Meeting.

❖
On June 11, 2013, we received a letter from counsel for the Company alleging that Emilio Novela Berlin is a member of a Section 13D group with Vortex and indicating that the Company may exclude the Nominees from the ballot at the Annual Meeting depending on Vortex’s response, or lack thereof, to the letter.  The Company has also requested certain information relating to our relationship with Mr. Novela Berlin.  We strongly disagree with the allegations set forth in the letter.

*      *      *      *

REASONS FOR THE SOLICITATION

We are significant stockholders of the Company, owning an aggregate of 5,035,000 Shares, based on information provided by the Company, representing approximately 5.2% of the Shares outstanding.  Our goal is to maximize the value of the Shares for all stockholders.  We believe that urgent change is needed on the Board.  We believe that it is necessary to reconstitute the Board with director candidates who have appropriate and relevant skill sets and a shared objective of enhancing value for the benefit of all stockholders.  We believe the current Board has failed to maximize value for stockholders and we have little confidence the Board will address the following serious issues that face the Company:

•	Poor Stock Price Performance;

•	Questionable Strategic Decisions By The Board And Management;

•	Bloated Expenses; and

•	Corporate Governance Failures.

Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspectives to the Board.

POOR STOCK PRICE PERFORMANCE

Shortly after the current management and the Board effectively took control of the Company in July 2010, the Company’s stock was trading at $0.30.  Two years into their strategic plan and immediately prior to our announcement in January 2013 that we had filed an action in Delaware court to compel the Annual Meeting, the stock was trading at $0.12 — a decline of 60%.  This decline occurred despite management’s proclamation in December 2012 of a “monthly production record of 758 ounces of gold and 75,330 ounces of silver during the month of November 2012 with work underway to further increase the production capacity from the current 600 tons per day to approximately 800 tons per day.”  We are concerned with the poor stock price performance under current management and the Board.  We are also concerned that the market is significantly undervaluing the Company’s resources.

QUESTIONABLE STRATEGIC DECISIONS BY THE BOARD AND MANAGEMENT

In March 2011, the Company decided to embark on a large scale exploration project called Cerro Delta.  Despite the Company’s initial geographical focus on Mexico, the Company raised money for the exploration of Cerro Delta, which was located in Argentina, a new geographic location for the Company.  Less than two years later, in January 2013, the Company pulled out of the project based on, among other things, poor results from a field reconnaissance program.  Given the long-term nature of mining projects, we wonder why the Board and management were so quick to reverse course and strategic direction in less than two years based on what appears to be minimal exploration.

We also question the Board’s decision to sell its Encino Gordo property (located close to the Company’s gold-silver project at Cieneguita, Mexico (the “Cieneguita Project”)) in a transaction where the cash proceeds were limited to $100,000 to its joint venture partner Minera Rio Tinto (“MRT”).  A research report by Spelman Research Associates from May 2007 estimated that “the Encino Gordo property may contain up to 3 million ounces gold equivalent.”  The Company’s current Executive Chairman and Principal Executive Officer, Neil Maedel, stated in a newsletter from November 2009 that “[t]he least developed [exploration project] is Mexoro’s Encino Gordo project which is less than 5 kilometers from Bolnisi Gold’s (now owned by Coeur d’ Alene) +3 million oz/gold (equivalent) Palmajero operation.  Both projects are given high marks by our independent experts.”  Yet the Encino Gordo property was sold for nominal consideration and without a value appraisal from an independent third party.  We question the strategic judgment of a Board that on the one hand makes short term, speculative exploration forays into non-core locations and on the other disposes of a strategically promising asset in its primary base of operations.

BLOATED EXPENSES

In fiscal 2013, the Company had mineral exploration expenses of approximately $1,618,000.  A significant portion of these expenses were allocated to the completion of the preliminary economic analysis (“PEA”) on the Cieneguita Project.  The Company had an incredible $2,430,0001 in general and administrative expenses during that same time — including $128,311 spent on advertising and promotion, $254,419 spent on travel and accommodation and $159,847 spent on investor relations.

Overall, the amount the Company spent on general and administrative expenses in fiscal 2013 (not including expenses associated with the Cieneguita Project) was one and a half times the amount spent on mineral exploration; back out the money spent on the PEA and the amount the Company spent on general and administrative expenses is even greater when compared to the amount spent on mineral exploration.  We believe that the Company should focus on reducing unnecessary general and administrative expenses and reallocate those resources “into the ground.”

CORPORATE GOVERNANCE FAILURES

We are concerned with the Board’s failure to adequately communicate its plans to stockholders.

We are concerned with the Company’s failure to produce its PEA with respect to the Cieneguita Project.  The Cieneguita Project is a highly prospective gold-silver project that is made up of several mining concessions.  However, we believe that the Board and management have demonstrated an inability to effectively grow this asset and deliver value to stockholders, as evidenced by its failure to timely produce the PEA for the project.  In January 2013, the Company announced that it had planned to complete the PEA by the end of Q1 2013.  This followed an announcement

1 According to the Company’s Annual Report on Form 10-K, this amount does not include expenses incurred by the Company’s partner in the Cieneguita Project that were proportionately allocated to the Company, but does include $696,150 in non-cash stock-based compensation.

•	in June 2011 that the PEA relating to Cieneguita Project “should take approximately six months to complete”; and

•	in October 2011 that the PEA was “expected to be completed in seven months.”

Now the PEA is a “few weeks away.”  We have concerns with these continued delays.  Despite having two years to do so, the Board failed to produce the PEA.  Only now, after our public pressure, has the Board indicated that stockholders are on the brink of receiving the PEA.  We wonder whether this would have been the case had we not acted to compel the Annual Meeting.  We believe these constant delays have affected stockholder value as the Company has not been able to fully exploit or realize the full value of the Cieneguita Project.

We are concerned with the Board’s failure to hold an annual meeting of stockholders in the nearly three years under its watch.

In the nearly three years since the Board effectively took control, there has never been a meeting of stockholders.  Further, management and the Board gave no indication that they were willing to hold one.  That is why, on December 14, 2012, Emilio Alvarez filed suit in the Court of Chancery for the State of Delaware seeking to compel an annual meeting of stockholders.  The basis of the suit was that the Company had not held an annual meeting of stockholders to elect directors since 2001 and had given no intention of holding one in the future.  Despite the Company’s fierce resistance, on March 1, 2013, the Court of Chancery ordered that the Company must hold an annual meeting of stockholders on June 17, 2013.  That date was chosen so that stockholders would have access to the Company’s latest financial information and the PEA regarding the Cieneguita Project.  Needless to say, stockholders still have yet to see the PEA.

THE NOMINEES HAVE THE EXPERIENCE AND QUALIFICATIONS NECESSARY TO GENERATE VALUE FOR STOCKHOLDERS.

Balbir S. Bindra is Managing Partner, Hong Kong, at Locke Lord Bissell & Liddell LLP, a full service, international law firm.  Previously, he served as the Head of Asia, Banking & Finance at Gide Loyrette Nouel, a leading global law firm.  Mr. Bindra’s extensive experience in international law with a focus on the natural resource and energy sectors in addition to corporate finance, investment banking and securities, together with his involvement in banking, corporate, securities, mining and oil and gas transactions throughout the world including South America and Africa and his experience as a member of the audit committee of a publicly listed investment bank, would allow him to provide valuable advice and guidance and makes him well qualified to serve on the Board.

Bruno Le Barber has served as a director of the Company since March 2011. He is the co-founder of Vortex Capital and currently serves as its Managing Director.  Mr. Le Barber extensive finance experience and his experience in raising funds for development stage mining companies and previous service on the Board make him well qualified to serve on the Board.

Emilio Alvarez currently serves as a Managing Director at Vortex Capital and co-portfolio manager of Vortex Capital Global Precious Metals Fund.  Mr. Alvarez’s over twenty years of investment experience as a portfolio manager and investment analyst, and his experience working closely with senior management in an investment banking capacity, will give him unique insight into the Company’s needs and challenges.

Laurent Deydier serves as the head of asset management at Messieurs Hottinguer & Cie-Gestion Priveé, a privately owned French bank registered with the Comité des Etablissements de Crédit et des Entreprises d’investissement and member of the Fédération Bancaire Française.  Mr. Deydier’s experience in asset management and knowledge of the mining sector make him well qualified to serve on the Board.

William R. Majcher currently serves as a Senior Advisor at SPARX Group Co., Ltd., an independent Asia-based equity and credit asset management services and Asian fund financial specialist.  Mr. Majcher previously served as a Royal Canadian Mounted Police Officer from 1985 to 2007, and was the officer in charge of all criminal capital markets enforcement in British Columbia from 2003 to 2005.  Mr. Majcher’s over 20 years combined experience in public service, international finance and capital markets, combined with his public company board experience makes him well qualified to serve on the Board.

If elected at the Annual Meeting, our Nominees would seek to address the concerns discussed above.

Subject to their fiduciary duties to the Company and stockholders, if elected at the Annual Meeting, the initiatives our Nominees would seek to implement are as follows:

•	Expedite the Cieneguita Project production with MRT to a significant basis to establish economic feasibility of the resource;

•	Cut excessive spending, particularly on retail investor promotion;

•	Expand current resources;

•	Form a specific capital markets strategy (based on the Nominees’ financial, legal and fund management expertise, which current management lacks);

•	Develop a strong institutional investor base; and

•	Implement quality financial control, corporate governance and legal infrastructure to provide stockholders with comfort that their investment is being managed to the highest standards.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company has a classified Board, which is currently divided into three classes with each class having two directors.  The directors in each class are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders.  We are seeking your support at the Annual Meeting to elect our Nominees in opposition to five of the Company’s director nominees as follows: (i) Laurent Deydier to hold office until the Company’s 2014 Annual Meeting of stockholders; (ii) Balbir Bindra and William R. Majcher to hold office until the Company’s 2015 Annual Meeting of stockholders; and (iii) Emilio Alvarez and Bruno Le Barber to hold office until the Company’s 2016 Annual Meeting of stockholders or until their respective successors are elected and qualified.

Your vote to elect our Nominees will have the legal effect of replacing five incumbent directors with the Nominees.  According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate six candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our five Nominees.  Accordingly, the GREEN proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees.  Stockholders should understand that by voting on the GREEN proxy card, they will be effectively disenfranchised with respect to the election of one director since the Vortex Group has nominated five directors.  In the event that the Nominees are elected, there can be no assurance that the Company nominee who gets the most votes and elected to the Board will choose to serve as a director on the Board with the Nominees.

THE NOMINEES

The following information sets forth the name, age, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees.  The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons For Our Solicitation.”  This information has been furnished to us by the Nominees.  Bruno Le Barber is a citizen of France.  Emilio Alvarez is a citizen of Spain.  Balbir Bindra is a citizen of the United Kingdom.  Laurent Deydier is a citizen of France.  William R. Majcher is a citizen of Canada.

Balbir S. Bindra (Age 49) is Managing Partner, Hong Kong, at Locke Lord Bissell & Liddell LLP, a full service, international law firm, a position he has held since February 2013.  Previously, he served as the Head of Asia, Banking & Finance at Gide Loyrette Nouel, a leading global law firm, from February 2009 until February 2013.  From February 2000 until February 2009 he was the Head of the International Finance Group, Asia at Sidley Austin LLP, one of the World's largest international law firms.  Mr. Bindra has served as a Non-Executive Director of Craven House Capital (LON: CRV), a boutique investment bank specializing in financing and structuring natural resources projects and investments in frontier emerging markets including West Africa, Southeast Asia, Mongolia and South America, since June 2011.  Mr. Bindra also currently serves as a Director of Vortex Capital Limited, a Hong Kong based investment adviser (“Vortex Capital”), a position he has held since January 2013.  Mr. Bindra holds an LL.B with First Class Honours from the University of Southampton and an MBA from Edinburgh Business School.  Mr. Bindra’s business address is c/o Vortex Capital Ltd., ICC Tower 12/F, 1 Austin Road, West Kowloon, Hong Kong.  Mr. Bindra does not directly own any securities of the Company and has not purchased or sold any securities of the Company during the past two years.

Bruno Le Barber (Age 40) has served as a director of the Company since March 2011. He co-founded Vortex Capital in June 2004 and currently serves as its Managing Director.  He is also co-portfolio manager of Vortex Capital Global Precious Metals Fund.  Previously, he was a Vice President at Morgan Stanley in London in the GMTS (Global Market Trading Strategy) team from February 2001 to June 2004.  From September 1999 to January 2001, Mr. Le Barber served as a global technical strategist and pan-European institutional sales person with ABN Amro, a bank servicing retail, private and commercial banking clients.  Mr. Le Barber began his career at Leven Gestion where he served as an assistant portfolio manager from 1997 until September 1999.  Mr. Le Barber’s business address is c/o Vortex Capital Ltd., ICC Tower 12/F, 1 Austin Road, West Kowloon, Hong Kong.  According to the Company’s proxy statement Mr. Le Barber beneficially owns 500,000 shares of Common Stock underlying currently exercisable options granted to him in his capacity as director of the Company in March 2011.  As the Managing Director of Vortex Capital, Mr. Le Barber may be deemed to beneficially own the 3,735,000 shares of Common Stock owned directly by Precious Metals Fund.  Other than the options granted to Mr. Le Barber in his capacity as a director of the Company on March 3, 2011, and the purchases and sales by Vortex Capital, there have been no purchases or sales of any securities of the Company during the past two years by Mr. Le Barber or Vortex Capital.

Emilio Alvarez (Age 46) currently serves as a Managing Director at Vortex Capital, a position he has held since September 2004, and co-portfolio manager of Vortex Capital Global Precious Metals Fund.  From June 2001 until September 2004, he served as an Executive Director at Morgan Stanley Investment Management.  From 1991 until 2001 he served as an Executive Director at Morgan Stanley Equity Research.  Mr. Alvarez’s business address is c/o Vortex Capital Ltd., ICC Tower 12/F, 1 Austin Road, West Kowloon, Hong Kong.  As of the date hereof, Mr. Alvarez directly owned 700,000 shares of Common Stock granted to him by the Company on November 1, 2012 as compensation for consulting services.

Laurent Deydier (Age 38) has served as the head of asset management at Messieurs Hottinguer & Cie-Gestion Priveé, a privately owned French bank registered with the Comité des Etablissements de Crédit et des Entreprises d’investissement and member of the Fédération Bancaire Française, since 2006.  From 1999 to 2006, Mr. Deydier was a portfolio manager at Dexia Asset Management, an asset manager with a significant presence in Europe and international markets.  Previously he served as a financial analyst at BNP Paribas, a leader in banking and financial services in Europe, from 1998 to 1999.  Mr Deydier has a MSc in Finance from the University of Boston.  Mr. Deydier’s business address is c/o Banque Jean-Philippe Hottinguer & Cie, 63 rue de la Victoire, 75009 Paris, France.  As of the date hereof, Mr. Deydier directly owned 100,000 shares of Common Stock.

William R. Majcher (Age 50) currently serves as a Senior Advisor at SPARX Group Co., Ltd., an independent Asia-based equity and credit asset management services and Asian fund financial specialist, a position he has held since July 2012.  From August 2007 until July 2012, he served as a Managing Director of International Business, Europe and Middle East at Baron International Limited.  From August 2007 until January 2013, he served as an Executive Director at China Investment Fund Company Limited, a principal investment firm listed on the Hong Kong Stock Exchange (stock code 612).  In January 2010 he founded SIAM (HK) Limited, an independent asset manager, and served as its Chief Executive Officer until January 2013.  He has been an Independent Non Executive Director of Chanceton Financial Group Limited, a Hong Kong Stock Exchange listed company (stock code 8020), since September 2011 and an Independent Director of Evolving Gold Corp. since September 2007.  He has also served as a Director at Disaster Preparedness Systems Inc. since 2006.  Mr. Majcher previously served as a Director of Q-Gold Resources Ltd. from November 2010 until November 2011, and as a Director of Canfe Ventures Ltd. from January 2008 to June 2010.  He also served as a Director at Stealth Energy Inc. from December 2010 until September 2011 and at First Star Resources Inc. from February 2011 until September 2011.  He served as a Director of Scarlet Resources Ltd. from November 2007 until its acquisition of United Mining Services, Inc. in May 2010.  Mr. Majcher also served as a Royal Canadian Mounted Police Officer from 1985 to 2007, and was the Officer in charge of all criminal capital markets enforcement in British Columbia from 2003 to 2005.  Mr. Majcher’s business address is c/o SPARX Group Co., Ltd., 6/F ICBC Tower, 3 Garden Road, Central, Hong Kong.  Mr. Majcher does not directly own any securities of the Company and has not purchased or sold any securities of the Company during the past two years.

If elected as a director of the Company, each of the Nominees would be an “independent director” within the meaning of applicable Nasdaq listing standards applicable to board composition and Section 301 of the Sarbanes-Oxley Act of 2002.

The Nominees collectively beneficially own an aggregate of 5,035,000 shares of Common Stock as follows: Bruno Le Barber -- 500,000 shares of Common Stock underlying currently exercisable options (according to the Company’s proxy statement) and 3,735,000 shares of Common Stock owned directly by Precious Metals Fund that Mr. Le Barber may be deemed to beneficially own.  Emilio Alvarez -- 700,000 shares of Common Stock.  Laurent Deydier -- 100,000 shares of Common Stock.  Each of the Nominees specifically disclaims beneficial ownership of any such securities he does not directly own.  For information regarding purchases and sales during the past two years by the Nominees and the other members of the Vortex Group of securities of the Company, see Schedule I.

On May 21, 2013, the members of the Vortex Group entered into a Solicitation Agreement pursuant to which, among other things, they agreed to solicit proxies or written consents for the election of the Nominees to the Board at the Annual Meeting (the “Solicitation”).  They also agreed that all expenses incurred in connection with the Solicitation must be pre-approved in writing by Vortex.

Other than as stated herein, there are no arrangements or understandings between the Nominees and any other member of the Vortex Group or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  Each of the Nominees has represented to the Company that he (i) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the Nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company in the Prospective Director Questionnaire (the “Questionnaire”) or (2) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply, if elected as a director of the Company, with the Nominee’s fiduciary duties under applicable law as it presently exists or may be amended, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in the Questionnaire and (iii) in the Nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Vortex Group that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE GREEN PROXY CARD.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF COWAN, GUNTESKI & COMPANY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has selected Cowan, Gunteski & Company, P.A. (“Cowan”) as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending February 28, 2014.  Cowan has acted as the Company’s independent auditors since its appointment on March 13, 2013.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE TO “ABSTAIN” ON THIS PROPOSAL.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, stockholders are now entitled to vote to approve, on an advisory basis, the compensation of the Company’ named executive officers as disclosed in this proxy statement in accordance with Securities and Exchange Commission (“SEC”) rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in the Company’s proxy statement.  The Board is asking stockholders to vote on the adoption of the following resolution:

“RESOLVED, that the stockholders of Pan American Goldfields Ltd. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, including the compensation tables and related narrative discussion.”

Because the vote is advisory, it will not be binding upon the Company, the Board or the Compensation Committee of the Board.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE TO “ABSTAIN” ON THIS PROPOSAL.

PROPOSAL FOUR

ADVISORY VOTE ON FREQUENCY OF

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is seeking an advisory vote from its stockholders on the frequency of the advisory vote on executive compensation. The choices are every year, every other year, or every third year.  In other words, stockholders can recommend how often a proposal like Proposal Three is included in the matters subject to a stockholder vote at an annual meeting of stockholders.  The frequency of future stockholder votes on executive compensation is nonbinding.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY “ONE” YEAR.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, we believe that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Shares.

Shares represented by properly executed GREEN proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Board, ABSTAIN on the ratification of the appointment of Cowan as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014, ABSTAIN on the advisory vote on executive compensation (which will have no effect on the outcome of the vote on this proposal), for future advisory votes on executive compensation to be held EVERY YEAR with respect to the vote on the frequency of the advisory vote on executive compensation, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

You are being asked to elect the Nominees.  According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate six candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees.  Accordingly, the GREEN proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees.  Stockholders should understand that by voting on the GREEN proxy card, they will be effectively disenfranchised with respect to the election of one director since the Vortex Group has nominated five directors.  In the event that the Nominees are elected, there can be no assurance that the Company nominee who gets the most votes and elected to the Board will choose to serve as a director on the Board with the Nominees.  You can only vote for the Company’s nominees by signing and returning a proxy card provided by the Company.  The participants in this solicitation intend to vote all of their Shares in favor of the Nominees as set forth herein.

QUORUM

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

VOTES REQUIRED FOR APPROVAL; ABSTENTIONS

Election of Directors ─ Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the six (6) nominees receiving the most votes will be elected. Only votes cast FOR a nominee will be counted.  Abstentions and withheld votes are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will also result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees.

Ratification of the Appointment of Cowan, Gunteski & Company, P.A.─ According to the Company’s proxy statement, ratification of Cowan, Gunteski & Company, P.A. as the Company’s independent registered public accounting firm for the year ending February 28, 2014 requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, approval of this resolution requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  A vote to abstain will have the same effect as a vote “AGAINST” the resolution.

Vote on the Frequency of Future Advisory Votes on Executive Compensation ─ According to the Company’s proxy statement, a plurality of votes cast on this proposal will determine the frequency selected by stockholders.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to the Vortex Group in care of Kingsdale Shareholder Services Inc. at the address set forth on the back cover of this Proxy Statement or to the Company at 570 Granville Street, Unit 1200, Vancouver, BC, V6C 3P1, or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be provided to the Vortex Group in care of Kingsdale Shareholder Services Inc. so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Kingsdale Shareholder Services Inc. may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE GREEN PROXY CARD TODAY.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Vortex Group.  Proxies may be solicited by facsimile, telephone, telegraph, Internet, in person and by advertisements.

The Vortex Group has entered into an agreement with Kingsdale Shareholder Services Inc. for solicitation and advisory services in connection with this solicitation, for which Kingsdale Shareholder Services Inc. will receive a fee not to exceed $120,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Kingsdale Shareholder Services Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  The Vortex Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  The Vortex Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Kingsdale Shareholder Services Inc. will employ approximately 25 persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Vortex. Costs of this solicitation of proxies are currently estimated to be approximately $250,000.  The Vortex Group estimates that through the date hereof, its expenses in connection with this solicitation are approximately $50,000.  The Vortex Group intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Nominees to the Board at the Annual Meeting.  The Vortex Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

OTHER PARTICIPANT INFORMATION

Each member of the Vortex Group is a participant in this solicitation.

The principal business of Precious Metals Fund is investing in securities. The principal business of Vortex is serving as the investment advisor of Asset Management. The principal business of Asset Management is serving as the investment manager of Precious Metals Fund.  The principal occupation of Bruno Le Barber is serving as Managing Director of Vortex.  The principal occupation of Emilio Alvarez is serving as a Managing Director of Vortex.  The principal occupation of Balbir Bindra is serving as Managing Partner, Hong Kong, at Locke Lord Bissell & Liddell LLP.  The principal occupation of Laurent Deydier is serving as the head of asset management at Banque Jean-Philippe Hottinguer & Cie.  The principal occupation of William R. Majcher is serving as a Senior Advisor at SPARX Group Co., Ltd.

The principal business address of each of Precious Metals Fund, Asset Management, Vortex, Bruno Le Barber, Emilio Alvarez and Balbir Bindra is ICC Tower 12/F, 1 Austin Road, West Kowloon, Hong Kong.

The principal business address of Laurent Deydier is c/o Banque Jean-Philippe Hottinguer & Cie, 63 rue de la Victoire, 75009 Paris, France.

The principal business address of William R. Majcher is c/o SPARX Group Co., Ltd., 6/F ICBC Tower, 3 Garden Road, Central, Hong Kong.

As of the date hereof, Precious Metals Fund owned directly 3,735,000 Shares, constituting approximately 3.9% of the Shares outstanding.  By virtue of their relationship with Precious Metals Fund discussed above, each of Asset Management, Vortex and Bruno Le Barber may be deemed to beneficially own the Shares directly owned by Precious Metals Fund.  According to the Company’s proxy statement, Mr. Le Barber beneficially owns an additional 500,000 Shares underlying currently exercisable Warrants, which, together with the 3,735,000 Shares owned by Precious Metals Fund that Mr. Le Barber may be deemed to beneficially own, constitutes approximately 4.7% of the Shares outstanding

As of the date hereof, Emilio Alvarez owned directly 700,000 Shares, constituting less than 1% of the Shares outstanding.

As of the date hereof, Laurent Deydier owned directly 100,000 Shares, constituting less than 1% of the Shares outstanding.

The members of the Vortex Group who own securities of the Company may effect purchases of securities through margin accounts maintained for them with prime brokers, which may extend margin credit to them as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies.  In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts.

As of the date hereof, the members of the Vortex Group collectively owned an aggregate of 5,035,000 Shares (based on information provided by the Company), constituting approximately 5.2% of the Shares outstanding.  Each member of the Vortex Group specifically disclaims beneficial ownership of the Shares disclosed herein that he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the members of the Vortex Group, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

On December 14, 2012, Emilio Alvarez brought an action in the Court of Chancery of the State of Delaware pursuant to 8 Del. C. § 211 to enforce his statutory right, as a stockholder of the Company, to compel the Company to hold an annual meeting of stockholders for the purpose of electing directors, which had not occurred since 2001.  On March 1, 2013, the Court of Chancery of the State of Delaware issued an order that, among other things, set the date of the Annual Meeting as June 17, 2013.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years except as disclosed in the biographical extracts of the Nominees set forth above.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other Matters

Other than as discussed above, we are unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which we are not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the GREEN proxy card will vote on such matters in their discretion.

Stockholder Proposals

Stockholders interested in submitting a proposal for consideration at the Company’s 2014 annual meeting must do so by sending such proposal to the Company’s Corporate Secretary at 570 Granville Street, Unit 1200, Vancouver, BC, V6C 3P1. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in the Company’s proxy materials for the 2014 annual meeting is January 15, 2014. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2014 annual meeting, any such stockholder proposal must be received by the Company’s Corporate Secretary on or before January 15, 2014, and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act, as well as the applicable requirements of the Company’s Bylaws (the “Bylaws”). Any stockholder proposal received after January 15, 2014 will be considered untimely, and will not be included in the Company’s proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with the Bylaws.

The Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to the Company’s Corporate Secretary must be received at the Company’s principal executive offices not less than 90 days but not more than 120 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2014 annual meeting, such a proposal must be received by the Company on or after February 17, 2014 but no later than March 19, 2014.  If the date of the 2014 annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the Annual Meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2014 Annual Meeting of stockholders is based on information contained in the Company’s proxy statement.  The incorporation of this information in this Proxy Statement should not be construed as an admission by the Vortex Group that such procedures are legal, valid or binding.

Incorporation by Reference

We have omitted from this Proxy Statement certain disclosure required by applicable law has been included in the Company’s proxy statement relating to the Annual Meeting based on reliance on Rule 14a-5(c).  This disclosure includes, among other things, current biographical information on the Company’s directors, information concerning executive compensation, and other important information.  See Schedule II for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the directors and management of the Company.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Vortex Capital Ltd. June 11, 2013

SCHEDULE I

TRANSACTIONS IN SECURITIES OF PAN AMERICAN GOLDFIELDS LTD. DURING THE PAST TWO YEARS

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Vortex Capital Global Precious Metals Fund

Common Stock	1,000	08/05/10
Common Stock	600	08/05/10
Common Stock	5,000	08/05/10
Common Stock	2,000	08/05/10
Common Stock	1,000	08/06/10
Common Stock	11,400	08/06/10
Common Stock	4,000	08/09/10
Common Stock	2,000	08/09/10
Common Stock	100	08/10/10
Common Stock	5,000	08/10/10
Common Stock	10,000	08/10/10
Common Stock	4,000	08/11/10
Common Stock	900	08/30/10
Common Stock	1,000	09/10/10
Common Stock	15,000	09/10/10
Common Stock	5,000	09/13/10
Common Stock	4,000	09/13/10
Common Stock	3,000	09/14/10
Common Stock	10,000	09/15/10
Common Stock	10,000	09/15/10
Common Stock	2,000	09/17/10
Common Stock	10,000	09/22/10
Common Stock	5,000	09/22/10
Common Stock	5,000	09/22/10
Common Stock	10,000	09/22/10

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	5,000	09/24/10
Common Stock	5,000	09/24/10
Common Stock	2,000	09/30/10
Common Stock	10,000	09/30/10
Common Stock	15,000	09/30/10
Common Stock	10,000	09/30/10
Common Stock	5,000	09/30/10
Common Stock	10,000	09/30/10
Common Stock	8,000	10/05/10
Common Stock	5,000	10/06/10
Common Stock	10,000	10/06/10
Common Stock	10,000	10/06/10
Common Stock	5,000	10/06/10
Common Stock	5,000	10/07/10
Common Stock	10,000	10/07/10
Common Stock	10,000	10/07/10
Common Stock	10,000	10/07/10
Common Stock	20,000	10/07/10
Common Stock	10,000	10/07/10
Common Stock	5,000	10/13/10
Common Stock	10,000	10/13/10
Common Stock	5,000	10/13/10
Common Stock	5,000	10/15/10
Common Stock	5,000	10/15/10
Common Stock	2,000	10/18/10
Common Stock	3,000	10/19/10
Common Stock	10,000	11/05/10
Common Stock	9,000	11/05/10
Common Stock	20,000	11/05/10
Common Stock	5,000	11/09/10

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	5,000	11/09/10
Common Stock	5,000	11/09/10
Common Stock	8,900	11/09/10
Common Stock	800	11/09/10
Common Stock	800	11/09/10
Common Stock	500	11/09/10
Common Stock	5,000	11/10/10
Common Stock	5,000	11/10/10
Common Stock	5,000	11/11/10
Common Stock	10,000	11/12/10
Common Stock	10,000	11/22/10
Common Stock	1,000	11/29/10
Common Stock	1,000	11/30/10
Common Stock	10,000	11/30/10
Common Stock	5,000	11/30/10
Common Stock	10,000	11/30/10
Common Stock	4,000	11/30/10
Common Stock	10,000	11/30/10
Common Stock	10,000	11/30/10
Common Stock	5,000	11/30/10
Common Stock	10,000	11/30/10
Common Stock	10,000	12/01/10
Common Stock	10,000	12/01/10
Common Stock	4,000	12/01/10
Common Stock	10,000	12/01/10
Common Stock	5,000	12/02/10
Common Stock	10,000	12/02/10
Common Stock	10,000	12/03/10
Common Stock	5,000	12/03/10
Common Stock	10,000	12/03/10

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	10,000	12/06/10
Common Stock	10,000	12/06/10
Common Stock	5,000	12/06/10
Common Stock	5,000	12/06/10
Common Stock	5,000	12/06/10
Common Stock	7,000	12/07/10
Common Stock	10,000	12/07/10
Common Stock	3,000	12/07/10
Common Stock	5,000	12/07/10
Common Stock	5,000	12/10/10
Common Stock	10,000	12/10/10
Common Stock	10,000	12/13/10
Common Stock	10,000	12/13/10
Common Stock	5,000	12/13/10
Common Stock	2,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	10,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	2,000	12/14/10
Common Stock	3,000	12/14/10
Common Stock	400	12/14/10
Common Stock	27,381	12/14/10
Common Stock	5,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	5,000	12/14/10
Common Stock	10,000	12/14/10

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	5,000	12/14/10
Common Stock	10,000	12/14/10
Common Stock	10,000	12/14/10
Common Stock	1,000	12/15/10
Common Stock	4,000	12/15/10
Common Stock	5,000	12/15/10
Common Stock	15,000	12/15/10
Common Stock	5,000	12/15/10
Common Stock	5,000	12/15/10
Common Stock	5,000	12/16/10
Common Stock	5,000	12/22/10
Common Stock	15,000	12/22/10
Common Stock	10,000	12/22/10
Common Stock	10,000	12/22/10
Common Stock	10,000	12/22/10
Common Stock	2,000	12/22/10
Common Stock	2,000	12/23/10
Common Stock	1,000	12/28/10
Common Stock	5,000	01/03/11
Common Stock	10,000	01/03/11
Common Stock	6,000	01/04/11
Common Stock	5,000	01/04/11
Common Stock	10,000	01/04/11
Common Stock	1,000	01/04/11
Common Stock	2,119	01/04/11
Common Stock	5,000	01/04/11
Common Stock	10,000	01/04/11
Common Stock	10,000	01/04/11
Common Stock	5,000	01/04/11
Common Stock	10,000	01/04/11

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	10,000	01/04/11
Common Stock	10,000	01/04/11
Common Stock	3,000	01/04/11
Common Stock	1,100	01/05/11
Common Stock	10,000	01/05/11
Common Stock	10,000	01/05/11
Common Stock	5,000	01/05/11
Common Stock	5,000	01/05/11
Common Stock	10,000	01/05/11
Common Stock	10,000	01/06/11
Common Stock	1,000	01/06/11
Common Stock	10,000	01/06/11
Common Stock	7,000	01/06/11
Common Stock	5,000	01/07/11
Common Stock	4,000	01/07/11
Common Stock	5,000	01/07/11
Common Stock	10,000	01/07/11
Common Stock	3,000	01/10/11
Common Stock	3,000	01/10/11
Common Stock	1,000	01/10/11
Common Stock	3,000	01/10/11
Common Stock	500	01/10/11
Common Stock	20,000	01/10/11
Common Stock	10,000	01/10/11
Common Stock	5,000	01/10/11
Common Stock	10,000	01/10/11
Common Stock	1,500	01/11/11
Common Stock	3,000	01/12/11
Common Stock	5,000	01/12/11
Common Stock	5,000	01/13/11

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	5,000	01/13/11
Common Stock	1,000	01/13/11
Common Stock	200	01/13/11
Common Stock	2,000	01/13/11
Common Stock	3,000	01/13/11
Common Stock	10,000	01/13/11
Common Stock	3,000	01/13/11
Common Stock	850	01/13/11
Common Stock	3,000	01/13/11
Common Stock	1,000	01/13/11
Common Stock	15,000	01/13/11
Common Stock	30,000	01/13/11
Common Stock	21,300	01/13/11
Common Stock	10,000	01/13/11
Common Stock	1,000	01/14/11
Common Stock	550	01/14/11
Common Stock	10,000	01/18/11
Common Stock	8,100	01/19/11
Common Stock	10,000	01/20/11
Common Stock	10,000	01/27/11
Common Stock	10,000	01/27/11
Common Stock	10,000	01/27/11
Common Stock	20,000	01/27/11
Common Stock	5,000	01/28/11
Common Stock	15,000	01/31/11
Common Stock	20,000	01/31/11
Common Stock	5,000	01/31/11
Common Stock	15,000	01/31/11
Common Stock	20,000	01/31/11
Common Stock	5,000	01/31/11

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	15,000	01/31/11
Common Stock	10,000	01/31/11
Common Stock	10,000	01/31/11
Common Stock	5,000	01/31/11
Common Stock	811	01/31/11
Common Stock	43,689	01/31/11
Common Stock	500	01/31/11
Common Stock	10,000	01/31/11
Common Stock	10,000	02/01/11
Common Stock	1,000	02/01/11
Common Stock	5,000	02/01/11
Common Stock	1,000	02/01/11
Common Stock	5,000	02/01/11
Common Stock	10,000	02/01/11
Common Stock	4,000	02/01/11
Common Stock	5,000	02/01/11
Common Stock	5,000	02/01/11
Common Stock	1,000	02/01/11
Common Stock	1,000	02/01/11
Common Stock	8,000	02/01/11
Common Stock	15,000	02/02/11
Common Stock	2,000	02/02/11
Common Stock	10,000	02/02/11
Common Stock	5,000	02/02/11
Common Stock	7,000	02/02/11
Common Stock	10,000	02/03/11
Common Stock	5,000	02/03/11
Common Stock	15,000	02/04/11
Common Stock	5,000	02/07/11
Common Stock	6,000	02/08/11

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	10,000	02/10/11
Common Stock	4,000	02/10/11
Common Stock	10,000	02/22/11
Common Stock	10,000	02/24/11
Common Stock	15,000	02/24/11
Common Stock	15,000	02/24/11
Common Stock	10,000	02/24/11
Common Stock	20,000	02/24/11
Common Stock	20,000	02/24/11
Common Stock	5,000	02/24/11
Common Stock	10,000	02/24/11
Common Stock	15,000	02/28/11
Common Stock	15,000	02/28/11
Common Stock	10,000	02/28/11
Common Stock	25,000	02/28/11
Common Stock	5,000	02/28/11
Common Stock	1,000	02/28/11
Common Stock	2,000	02/28/11
Common Stock	2,000	03/02/11
Common Stock	5,000	03/03/11
Common Stock	95,000	03/04/11
Common Stock	1,000	03/08/11
Common Stock	3,000	03/10/11
Common Stock	11,000	03/11/11
Common Stock	5,000	03/23/11
Common Stock	20,000	03/25/11
Common Stock	50,000	03/28/11
Common Stock	1,000	03/29/11
Common Stock	10,000	03/31/11
Common Stock	9,985	04/06/11

Class of Security	Securities Purchased/(Sold)	Date of Purchase or Sale

Common Stock	70,000	04/07/11
Common Stock	10,000	04/08/11
Common Stock	10,000	04/15/11
Common Stock	15,000	04/20/11
Common Stock	33,500	04/29/11
Common Stock	2,215	05/27/11
Common Stock	99,000	05/31/11
Common Stock	60,100	06/24/11
Common Stock	79,900	08/31/11
Common Stock	5,000	09/08/11
Common Stock	5,000	09/13/11
Common Stock	5,000	09/21/11
Common Stock	10,000	09/27/11
Common Stock	135,000	09/29/11
Common Stock	180,000	10/10/11
Common Stock	460,000	10/11/11
Common Stock	1,100	10/27/11
Common Stock	21,000	10/28/11
Common Stock	1,900	12/07/11
Common Stock	1,000	12/28/11

Emilio Alvarez

Common Stock	700,000	11/01/12

Bruno Le Barber

Common Stock	500,000*	03/03/11

Laurent Deydier

Common Stock	40,000	02/27/13
Common Stock	25,009	05/16/12
Common Stock	34,991	01/10/12

* Shares underlying vested warrants awarded to Mr. Le Barber in his capacity as a director of the Company

SCHEDULE II

The following table is reprinted from the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 20, 2013.

The following table sets forth information regarding the beneficial ownership of our common stock as of April 30, 2013 by (i) each person who is known by us to beneficially [own] more than 5% of our common stock or more than 5% of our preferred stock, (ii) each of our directors and nominees and named executive officers, and (iii) all executive officers and directors as a group.

We determined beneficial ownership under rules promulgated by the SEC, based on information obtained from questionnaires, Company records and filings with the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days of April 30, 2013 (such as through exercise of stock options). Except as otherwise indicated, to the best of our knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

Percentage information is calculated based on 96,507,801 shares of Common Stock outstanding as of April 30, 2013, plus each person’s warrants and options that are currently exercisable or that will become exercisable within 60 days of April 30, 2013. Percentage information for each person assumes that no other individual will exercise any warrants or options.

Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class
Salil Dhaumya	850,000	(1)	*
Neil Maedel	7,700,000	(2)	7.51%
Gary Parkison	1,295,000	(3)	1.33%
Bruno LeBarber	4,568,333	(4)	4.71%
Randy Buchamer	1,361,000	(5)	1.40%
George Young	1,119,000	(6)	1.15%
Ricardo Ernesto Marcos Touche	100,000		*
Robert Knight	3,418,360		3.54%
Hernan Celorrio	960,000	(7)	*
Andrey Koniuhov	500,000	(8)	*
Miguel Di Nanno	0	(9)	*
All officers and directors as a group	21,871,693		20.31%
5% Holders
Mario Ayub Touche	11,853,332		12.28%
Emilio Novela Berlin	17,500,000		18.13%

II-1

____________________

*	Less than one percent

(1)	Includes 125,000 shares held by Koios Corporate Financial Services Ltd. Also includes 725,000 vested options owned by Mr. Dhaumya.

(2)
Includes 1,550,000 shares held by Mr. Maedel and 150,000 shares held by family members. Also includes 5,000,000 warrants held by Andean Invest and 1,000,000 vested warrants held by Neil Maedel.  Mr. Maedel is also a “5% holder.”

(3)	Includes 1,000,000 vested warrants held by Mr. Parkison.

(4)	Includes 500,000 vested warrants held by Mr. LeBarber and 3,735,000 shares held by Vortex Capital Ltd., of which, Mr. LeBarber is the managing director.

(5)	Includes 361,000 shares and 1,000,000 vested warrants held by Mr. Buchamer.

(6)	Includes 119,000 shares and 1,000,000 vested warrants held by Mr. Young.

(7)	Includes 370,000 shares and 590,000 vested warrants held by Mr. Celorrio.

(8)	Includes 500,000 vested warrants held by Mr. Koniuhov.

(9)	Mr. Di Nanno, our former President and Chief Operating Officer, forfeited his 666,668 vested options on March 21, 2013.

II-2

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give us your proxy FOR the election of our Nominees by taking three steps:

•	SIGNING the GREEN proxy card,

•	DATING the GREEN proxy card, and

•	RETURNING the GREEN proxy card to Kingsdale Shareholder Services Inc. TODAY.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Please contact Kingsdale Shareholder Services Inc. at the address set forth below for instructions on how to vote your Shares.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Kingsdale Shareholder Services Inc. at the address set forth below.

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of the Vortex Group’s proxy materials, please contact Kingsdale Shareholder Services Inc. at the phone numbers or email listed below.

KINGSDALE SHAREHOLDER SERVICES INC.

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
Canada M5X 1E2

Call Toll-Free at: 1-866-228-2532 within North America
Call Collect at: 416-867-2272 outside North America
E-mail: contactus@kingsdaleshareholder.com
Facsimile: 416-867-2271
Toll Free Facsimile: 1-866-545-5580

GREEN PROXY CARD

PAN AMERICAN GOLDFIELDS LTD.

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF
VORTEX CAPITAL LTD.

THE BOARD OF DIRECTORS OF PAN AMERICAN GOLDFIELDS LTD.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

_________________________

The undersigned appoints Balbir Bindra and Wesley J. Hall, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Pan American Goldfields Ltd. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company scheduled to be held on Monday, June 17, 2013, at 9:00 a.m., Pacific time, at the offices of DLA Piper LLP (US), 4365 Executive Drive, Suite 1100, San Diego, CA 92121 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Vortex Capital Ltd. (“Vortex”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “ABSTAIN” ON PROPOSALS 2 AND 3 (WHICH WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON THESE PROPOSALS) AND “EVERY YEAR” FOR PROPOSAL 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Vortex’s Proxy Statement and this GREEN proxy card are available at:
http://www.NewPanAmerican.com

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GREEN PROXY CARD

VORTEX RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1.  VORTEX MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2, 3 AND 4.

[X] Please mark vote as in this example

1.	Vortex’s proposal to elect directors:

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT

NOMINEES: Class I: Laurent Deydier Class II: Balbir Bindra William R. Majcher Class III: Emilio Alvarez Bruno Le Barber	[ ]	[ ]	[ ]

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your shares will be voted for the remaining nominee(s).

_______________________________________________________________

GREEN PROXY CARD

		FOR	AGAINST	ABSTAIN
2.	The Company’s proposal to ratify the appointment Cowan, Gunteski & Company, P.A.as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014:			

		FOR	AGAINST	ABSTAIN
3.	The Company’s proposal to approve the non-binding advisory resolution on compensation:			

		FOR	AGAINST	ABSTAIN
4.	The Company’s proposal to approve, in a non-binding advisory vote, the compensation for named executive officers as disclosed in the Company’s proxy statement:			

		EVERY YEAR	EVERY OTHER YEAR	EVERY THIRD YEAR
5.	The Company’s proposal to approve the non-binding advisory vote on frequency of the advisory vote on executive compensation:			

DATED:  ________________________, 2013

____________________________________
Signature

____________________________________
Signature (if held jointly)

____________________________________
Title

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

VOTE YOUR GREEN PROXY BY:

FACSIMILE: 416-867-2271 TOLL-FREE: 1-866-545-5580

EMAIL: contactus@kingsdaleshareholder.com